SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                                     of the
                         Securities Exchange Act of 1934

                         Date of Report: March 11, 1998

                                ALLSTAR INNS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

      0-22930                                             77-0323962
(Commission File No.)                          (IRS Employer Identification No.)

                          200 E. Carrillo Street, #300
                         Santa Barbara, California 93101
                    (Address of principal executive offices)

                                 (805) 730-3383
                         (Registrant's telephone number)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Allstar Inns Inc. (the "Company") is in the process of liquidation and dissolution and has filed final tax returns on November 17, 1997. In light of the fact that the Company is presently in the process of liquidating and dissolving, the Company determined to replace its ongoing accounting firm, Ernst & Young LLP (the "Former Accountant"), with a local accounting firm, McGowan Guntermann (the "New Accountant"), to conduct the Company's final audit for the fiscal year ended December 31, 1997, on the basis that it would be more economically prudent to engage a local accountant for such audit under the Company's present circumstances. The New Accountant was engaged on March 10, 1998 to conduct the Company's audit for the fiscal year ended December 31, 1997.

      The Former Accountant's report on the financial statements of the Company for either of the years ending December 31, 1996 or December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to change accountants was approved by resolution of the Board of Directors on March 10, 1998. During the fiscal years ended December 31, 1996 and December 31, 1995 and the interim period from the end of such period to the date of this report, the Company is not, nor has it been, involved with the Former Accountant in any disputes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            Exhibit No.      Description
            -----------      -----------

               16.1          Letter from Ernst & Young LLP to the
                             Commission dated March 12, 1998.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLSTAR INNS INC.

                                          By:  /s/ Edward J. Gallagher
                                             -----------------------------------
                                                   Edward J. Gallagher
                                                   Director, Vice Chairman
                                                   and Principal Accounting
                                                   Officer

Dated:  March 11, 1998

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                                ALLSTAR INNS INC.
                            EXHIBIT INDEX TO FORM 8-K
                           REPORT DATED MARCH 11, 1998

Exhibit                                                                 Page No.
-------                                                                 --------

 16.1               Letter from Ernst & Young LLP to the                   4
                    Commission dated March 12, 1998


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